INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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SILVERSTAR HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SILVERSTAR HOLDINGS, LTD.

___________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 27, 2008

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders (the “Meeting”) of Silverstar Holdings, Ltd. (the “Company”) will be held at the offices of Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York 10174 on Thursday, March 27, 2008, at 10:00 a.m. (local time), to consider and act upon the following matters:

1.	the election of five (5) directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified;
2.	a proposal to ratify the appointment of Rachlin LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008; and
3.	the transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

The close of business on February 20, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting at Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York 10174.

By Order of the Board of Directors,

Dawn Ferguson

Secretary

Hamilton, Bermuda

February 29, 2008

It is important that your shares be represented at the Meeting. Each stockholder is urged to sign, date and return the enclosed form of proxy which is being solicited on behalf of the Board of Directors. An envelope addressed to the Company’s transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.

SILVERSTAR HOLDINGS, LTD.

Clarendon House

Church Street, Hamilton HM CX, Bermuda

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

March 27, 2008

This Proxy Statement is furnished to the holders of our common stock, par value $.01 per share, in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at our 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, March 27, 2008, at 10:00 a.m. (local time), at the offices of Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York 10174, and at any adjournments or postponements of such meeting. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate mailing date of this Proxy Statement is February 29, 2008.

The close of business on February 20, 2008 has been fixed by our Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of such meeting. As of the record date, there were 19,194,280 shares of our common stock outstanding, which is the only class of our voting securities issued and outstanding. Each share of our common stock outstanding on the record date will be entitled to one (1) vote on all matters to come before the Annual Meeting. A majority of our total issued voting shares, represented in person or by proxy, is required to constitute a quorum for the transaction of business at the Annual Meeting.

Proxies submitted which contain votes withheld in the election of directors, abstentions or broker non-votes will be deemed present at the Annual Meeting in determining the presence of a quorum.

The affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting will be required (i) to elect each director (Proposal 1) and (ii) to ratify the appointment of Rachlin LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2008 (Proposal 2). Abstentions, broker non-votes and votes not otherwise cast at the Annual Meeting will not be counted for the purpose of determining the outcome of the vote on Proposals 1 and 2.

Our Board of Directors has unanimously recommended a vote FOR each nominee named in the Proxy and FOR Proposal 2.

It is important that your shares are represented at the Annual Meeting, and, therefore, all stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, you are urged to, as promptly as possible, mark, sign, date and return enclosed proxy card, which requires no postage if mailed in the United States in the enclosed pre-paid envelope. If you hold shares directly in your name and attend the Annual Meeting, you may vote your shares in person, even if you previously submitted a proxy card.

Unless otherwise specified, all proxies received will be voted FOR the election of all nominees named herein to serve as directors and FOR the other proposal set forth in the accompanying Notice of Annual Meeting of Stockholders and described below. A proxy may be revoked at any time before its exercise by delivering written notice of revocation to our Secretary, by executing a proxy bearing a later date or by attendance at the Annual Meeting and electing to vote in person. Attendance at the Annual Meeting without voting in person will not constitute revocation of a proxy.

Our Annual Report on Form 10-K for the 2007 fiscal year, which contains financial data and other information about us, is also enclosed herewith. Exhibits to the Form 10-K will be furnished without charge to any stockholder so requesting by writing to Corporate Secretary, Silverstar Holdings, Ltd., 1900 Glades Road, Suite 435, Boca Raton, Florida 33431.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 20, 2008, certain information as to the beneficial ownership of our common stock by:

•	each person known by us to own more than five percent (5%) of our outstanding shares;
•	each of our current directors;
•	each nominee for director;
•	each of our executive officers; and
•	all of our current directors and executive officers as a group.

Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Stockholder	Common Stock	Percentage of Ownership (1)
Michael Levy 9511 West River Street Schiller Park, Illinois 60176	846,126 (2)	4.4%
Clive Kabatznik 1900 Glades Road Suite 435 Boca Raton, Florida 33431	1,432,174 (3)	7.5%
Cornelius J. Roodt P.O. Box 4001 Kempton Park South Africa	89,836 (4)	*
Douglas Brisotti 1900 Glades Road Suite 435 Boca Raton, Florida 33431	47,931 (5)	*
Edward Roffman 64 Milland Drive Mill Valley, California 94941	13,227 (6)	-
Edward Bernstein 1900 Glades Road Suite 435 Boca Raton, Florida 33431	-	-
Lawrence R. Litowitz 1900 Glades Road Suite 435 Boca Raton, Florida 33431	22,500(7)	*

	Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Stockholder	Common Stock	Percentage of Ownership (1)
Oberweis Asset Management, Inc. 3333 Warrenville Road Suite 500 Lisle, Illinois 60532	1,424,100 (8)	7.4%
Steven L. Martin c/o Slater Capital Management, L.L.C. 825 Third Avenue, 33rd Floor New York, New York 10022	1,344,302 (9)	7.0%
All executive officers and directors as a group (6 persons)	2,451,794(10)	12.8%

* Less than 1%.

(1)

Beneficial ownership is calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Shares subject to stock options and warrants, for purposes of this table, are considered beneficially owned only to the extent currently exercisable or exercisable within 60 days February 20, 2008.

(2)

Includes 60,000 shares of our common stock issuable upon exercise of options that are immediately exercisable, 48,276 shares of our common stock issuable upon exercise of warrants and 13,227 shares of restricted stock.

(3)

Includes 750,000 shares of our common stock issuable upon exercise of options, 500,000 of which are immediately exercisable, 96,552 shares of our common stock issuable upon exercise of warrants, and 10,682 shares of restricted stock.

(4)	Includes 40,000 shares of our common stock issuable upon the exercise of options that are immediately exercisable and 13,227 shares of restricted stock.
(5)	Includes 30,000 shares of our common stock issuable upon exercise of options that are immediately exercisable and 13,227 shares of restricted stock.
(6)	Consists of 13,227 shares of restricted stock.
(7)	Consists of 22,500 shares of our common stock issuable upon exercise of options that are immediately exercisable.
(8)

Includes shares beneficially owned by The Oberweis Funds on December 31, 2007 with respect to which The Oberweis Funds has delegated to Oberweis Asset Management, Inc., its investment adviser, voting power and dispositive power. James D. Oberweis and James W. Oberweis are principal stockholders of Oberweis Asset Management, Inc. The foregoing information is derived from a Schedule 13G filed on behalf of Oberweis Asset Management, Inc., James D. Oberweis and James W. Oberweis on February 14, 2008.

(9)

Steven L. Martin is the manager and controlling shareholder of Slater Capital Management, L.L.C. (“CCMl”), a Delaware limited liability company and Slater Asset Management, L.L.C. (“SAM ”), a Delaware limited liability company. SCM is the investment advisor and has investment discretion over certain private funds, including Slater Equity Partners, L.P. (“SEP”), a Delaware limited partnership. SAM is the general partner of SEP. Mr. Martin, SCM, SAM and SEP have the shared power to vote or direct the vote and the shared power to dispose the shares. The foregoing information is derived from a Schedule 13G filed on behalf of Mr. Martin, SCM, SAM and SEP on February 15, 2008.

(10)

Includes 902,500 shares of our common stock issuable upon exercise of options, 652,500 shares of which are exercisable immediately, 144,828 shares of our common stock issuable upon exercise of warrants and 63,590 shares of restricted stock.

PROPOSAL 1 ELECTION OF DIRECTORS

At the Annual Meeting, our stockholders will elect five (5) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, all proxies will be voted in favor of the election of Michael Levy, Clive Kabatznik, Cornelius Roodt, Edward Roffman and Edward Bernstein to serve as directors upon their nomination at the Annual Meeting. All nominees, other than Edward Bernstein, currently serve on our Board of Directors and their terms expire at the Annual Meeting. Douglas Brisotti, who was elected at the last annual meeting of stockholders, has chosen not to stand for re-election.

Each nominee has advised us of his willingness to serve as a director and we have no reason to expect that any of the nominees will be unable to stand for election at the date of the Annual Meeting. In the event that any nominee should become unavailable for election to our Board of Directors for any reason, the persons named in the proxies have discretionary authority to vote such proxies for one or more alternative nominees who will be designated by the then existing Board of Directors.

Information About Nominees and Executive Officers

The following table sets forth information regarding the nominees for director and our executive officers:

Name	Age	Director Since	Positions with the Company
Michael Levy	61	1995	Chairman of the Board of Directors
Clive P. Kabatznik	51	1995	Vice Chairman of the Board of Directors, Chief Executive Officer, President and Director
Cornelius J. Roodt	49	1996	Director
Edward Roffman	59	2007	Director
Edward Bernstein	57	N/A	N/A
Lawrence R. Litowitz	57	N/A	Chief Financial Officer

Michael Levy is our co-founder and has served as our Chairman of the Board of Directors since our inception in 1995. Since 1987, Mr. Levy has been the Chief Executive Officer and Chairman of the Board of Arpac L.P, a Chicago-based manufacturer of plastic packaging machinery.

Clive P. Kabatznik is our co-founder and has served as a member of our Board of Directors and as our President since our inception in 1995, as our Vice Chairman and Chief Executive Officer since October 1995 and was Chief Financial Officer from October 1995 to September 2007. Mr. Kabatznik has served as President of Colonial Capital, Inc., a Miami-based investment banking company that specializes in advising middle market companies in areas concerning mergers, acquisitions, private and public agency funding and debt placements.

Cornelius J. Roodt has served as a member of our Board of Directors since December 1996 and was appointed Managing Director and Chief Financial Officer of one of our subsidiaries, First South African, responsible for overseeing all of the South African operations of First South African Holdings (Pty.), Ltd. Mr. Roodt led the buyout of First Lifestyle Holdings and he is currently Chief Executive Officer of the successor company, First Lifestyle Holdings, (Pty), Ltd. He is no longer an executive officer of any of our subsidiaries. From February 1994 to June 1996, Mr. Roodt was a senior partner at Price Waterhouse Corporate Finance, South Africa. From January 1991 to January 1994, he was an audit partner at Price Waterhouse, South Africa.

Edward Roffman has served as a member of our Board of Directors since March 2007 as well as the Chairman of the Audit Committee of the Board. He has served as the Chief Financial Officer as well as Video Game Developer and Publisher of Red Mile Entertainment, Inc. in Sausalito, California. Prior to his work at Red Mile Entertainment, Mr. Roffman served as Chief Financial Officer at Fluent Entertainment, Inc. in Novato, California and as a member of Creekside, LLC, a consulting firm in Larkspur, California.

Edward Bernstein is a nominee for director. Since October 2006 Mr. Bernstein has been a partner of Creekside LLC, a private technology consulting company. From April 2002 to October 2006 Mr. Bernstein served as Chief Executive Officer Photo TLC, Inc. Mr. Bernstein also co-founded Palladium Interactive, Inc and was an officer of Broderbund, Inc. The Software Toolworks, Inc. (later Mindscape, Inc.).

Lawrence R. Litowitz has been our Chief Financial Officer since September 2007. During the last five years, Mr. Litowitz has been a Partner/Principal with Tatum. During that period his assignments placed him as the Chief Financial Officer of Birks and Mayors, Inc. (BMJ), Chief Financial Officer of DHB Industries, Inc. (DHBT), Chief Executive Officer of SMP Metal Products, Chief Financial Officer of Campus Management Corp a leading provider of management systems for post secondary educational institutions as well as Ecometry, Inc a leading software provider of order management systems as well as several other consultative assignments.

All directors hold office until their respective successors are elected, or until death, resignation or removal. Officers hold office until the meeting of our Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

Independence of the Board of Directors

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board of Directors has determined that all of our directors are independent directors within the meaning of applicable Nasdaq listing standards, except for Clive Kabatznik.

Board Meetings and Committees

Our Board of Directors is responsible for our overall management. During the fiscal year ended June 30, 2007, our Board of Directors held six meetings and acted by unanimous written consent four times. Each incumbent director attended at least 75% of all meetings of our Board of Directors and committees on which such director served which were held during the year.

Our Board of Directors has a separate audit committee, compensation committee and nominating committee. The audit committee is currently composed of Michael Levy, Edward Roffman and Cornelius J. Roodt, each of whom are independent directors as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board of Directors has determined that Mr. Roodt meets the standards of an audit committee “financial expert” as defined by the Sarbanes Oxley Act of 2002. Following the Annual Meeting it is anticipated that the audit committee will be composed of Michael Levy, Cornelius Roodt and Edward Roffman.

The audit committee is responsible for annually selecting and retaining our independent registered public accounting firm, reviewing with our independent registered public accounting firm the scope and results of the audit engagement and establishing and monitoring our financial policies and control procedures. The specific functions and responsibilities of the audit committee are set forth in an Audit Committee Charter adopted by our Board of Directors, a copy of which was included as Appendix A hereto. The audit committee met four times during fiscal year ended June 30, 2007.

The compensation committee is currently composed of Michael Levy and Edward Roffman. These persons are intended to be non-employee directors within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Exchange Act. Following the Annual Meeting it is anticipated that the compensation committee will be composed of Michael Levy and Edward Roffman.

The compensation committee has power and authority with respect to all matters pertaining to compensation payable and the administration of employee benefits, deferred compensation and our stock option plans. We do not have a formal Compensation Committee Charter. The compensation committee met twice during fiscal year ended June 30, 2007.

The Company’s nominating committee is currently composed of Douglas Brisotti and Edward Roffman, each of whom are independent directors as defined in Rule 4200(a)(15) of the NASAQ’s listing standards. Following the Annual Meeting it is anticipated that the nominating committee will be composed of Edward Roffman and Edward Bernstein.

The function of the nominating committee is to consider and recommend to our Board of Directors candidates for appointment or election as directors. The specific functions and responsibilities of the nominating committee are set forth in a written charter of the nominating committee adopted by our Board of Directors, a copy of which was included as Appendix b hereto.

A nominee to our Board of Directors must have such experience in business or financial matters as would make such nominee an asset to our Board of Directors. In recommending director candidates, our nominating committee takes into consideration such factors as it deems appropriate based on our current needs. These factors may include: professional and personal ethics and integrity; business, professional, or industry knowledge and contacts; business and financial sophistication, common sense and wisdom, and the ability to make informed judgments on a wide range of issues; relevant skills and experience demonstrated through business, professional, charitable or civic affairs; the ability to exercise independent judgment; and the candidate’s ability to devote the required time and effort to serve on our Board of Directors.

The nominating committee will consider for nomination candidates recommended by stockholders if the stockholders comply with the following requirements: the stockholder must submit in writing to the nominating committee the recommended candidate’s name, a brief resume setting forth the recommended candidate’s business, educational background, qualifications for service, and any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve. This information must be delivered to our nominating committee at our address and must be received in a timely manner as specified in our proxy statements (these timing requirements are not applicable to persons nominated by or at the direction of our Board of Directors). The timing requirements with respect to next year’s annual meeting are described in the section of this proxy statement entitled “Stockholder Proposals.” The nominating committee may request further information if it determines a potential candidate may be an appropriate nominee. The nomination of Edward Bernstein for election as a director was recommended and approved by the nominating committee.

The nominating committee met once during the fiscal year ended June 30, 2007.

Report of the Audit Committee

The Audit Committee has reviewed Silverstar’s audited financial statements for the last fiscal year and discussed them with management.

Silverstar’s independent registered public accounting firm, Rachlin LLP (“Rachlin”), has discussed with the Audit Committee the quality, in their judgment, as well as the acceptability of Silverstar’s accounting principles as applied in its financial reporting. Rachlin, the Audit Committee and management have discussed matters such as the consistency, clarity and completeness of accounting policies and disclosures, the reasonableness of significant judgments and accounting estimates, significant audit adjustments, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

Rachlin has discussed with the Audit Committee and has disclosed to the Audit Committee, in writing, all relationships between Rachlin and its related entities and Silverstar and its related entities that, in RCH’s professional judgment, may be reasonably thought to bear on independence and has confirmed that in its professional judgment, Rachlin is independent of Silverstar within the meaning of the Securities Act of 1933, as amended.

The Audit Committee, based on the review and discussions described above, has recommended to the Board of Directors that the audited financial statements be included in Silverstar’s Annual Report on Form 10-K for the last fiscal year.

Michael Levy, Chairman

Edward Roffman

Cornelius Roodt

Stockholder Communications with the Board of Directors

Any stockholder who wishes to send communications to our Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Silverstar Holdings, Ltd., 1900 Glades Road, Suite 435, Boca Raton, FL 33431. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate stockholder communication. The Corporate Secretary will send all appropriate stockholder communications to the intended recipient. An “appropriate stockholder communication” is a communication from a person claiming to be a stockholder in the communication, and the subject of which relates solely to the sender’s interest as a stockholder and not to any other personal or business interest.

In the case of communications addressed to our Board of Directors, the Corporate Secretary will send appropriate stockholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate stockholder communications to the Chairman of the audit committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate stockholder communications to the chairman of such committee.

Our Board of Directors encourages all of its members to attend our annual meeting of stockholders so that each director may listen to any concerns that stockholders may have that are raised at the annual meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to us. Based solely on a review of the copies of the reports furnished to us to date, or written representations that no reports were required, we believe that all reports required to be filed by such persons with respect to our fiscal year ended June 30, 2007 were timely made.

Code of Ethics

Our Board of Directors adopted a Code of Ethics which applies to all of our directors, executive officers and employees. A copy of the Code of Ethics is available upon request to the Corporate Secretary, Silverstar Holdings, Ltd., 1900 Glades Road, Suite 435, Boca Raton, FL 33431.

Executive Compensation Discussion and Analysis

General Philosophy and Objectives

Our executive compensation policies are intended to attract, motivate and retain key executives of superior ability. Our main objectives are to reward individuals for their contributions to our performance and provide them with a stake in our long-term success. Compensation programs for our executives are constructed in an effort to reward them, in the short-term, for individual performance and overall corporate performance through a combination of base salary, discretionary bonuses, and commission compensation for those individuals whose primary duties and responsibilities are the sale of our product offerings, and in the longer-term, by tying a portion of their compensation directly to the performance of our common stock.

Compensation Process

Our Compensation Committee, comprised of Michael Levy and Edward Roffman, reviews and expressly approves the compensation of our Chief Executive Officer, and as we hire them in the future will do so for our other executive officers. For fiscal year 2007, the Compensation Committee reviewed and approved the compensation of our Chief Executive Officer whose compensation is fixed under an employment contract dated January 2005. Our Board of Directors, without the participation of any interested member of the Board, approves the grant of stock options and any other awards under our 2007 Stock Incentive Plan, and approves the terms and conditions of any employment, severance, “change of control” or other written employment agreement with any of our executive officers.

Elements of Compensation

The primary elements of executive compensation for our executive officers are as follows:
•	Annual base salary;
•	Bonus compensation, in the discretion of the Compensation Committee;
•	A long-term incentive component, generally consisting of the grant of stock options, also in the discretion of the Board of Directors; and
•	Perquisites and other benefits.

We do not objectively allocate compensation between currently paid and long-term compensation, or between cash and non-cash compensation, and no specific benchmarks or other quantitative measures typically are used. Instead, the Compensation Committee and the Board of Directors believe that they should be able to maintain an overall objective of attracting, motivating and retaining our key executives while at the same time preserving discretion to increase or decrease variable compensation on a year-to-year basis depending on individual and corporate performance, or, in fact, not to pay any suchcompensation in any particular year if that is considered appropriate.

Base Salary. Base salary provides an executive with his basic compensation. It is intended to reflect the skill, experience, and overall value an individual brings to our business, as well as the individual’s length of service and historic performance. The base salary for our Chief Executive Officer, as discussed below, is set by the terms of his employment agreement. The Board has retained the discretion to increase those base salary levels in its discretion. Annual reviews are typically made of the base salary of the Chief Executive Officer, and annual adjustments made if adjustments are considered necessary. However, when warranted by business considerations, such as profitability, gross margin levels, and/or cash flow considerations, among others, annual adjustments may either be delayed, or may not be made.

Bonuses. Cash bonuses are awarded on a discretionary basis. Bonuses in the past have occasionally been based on gross profit or profitability goals and performance metrics. However, we generally believe factors that an objective performance metric may not permit, or to award available bonus dollars to those individuals whose contributions to a particular achievement merit special recognition. Cash bonuses are intended to reward the loyalty of our executives, provide incentive for a positive performance, and communicate to our executives that when individual and collective efforts result in positive corporate performance, their performance will be rewarded.

Long-Term Incentive Compensation: The long-term component of our executive compensation is designed to provide a commonality of interests between our executives and our stockholders. In the past, we have utilized stock options as the primary method of providing long-term and equity-based compensation. Grants under our 2004 and 2007 Stock Incentive Plan, along with annual bonuses, are the primary methods used to provide long-term motivation to our executives, and to allow them to participate in the growth of the Company through increases in the price of our shares of common stock, thereby linking their interests with those of our stockholders. The 2004 and 2007 Stock Incentive Plan provides for the grant, in the discretion of the Board of Directors, of stock options, and restricted stock awards. The Board of Directors may, in connection with the grant of each option or award, establish one or more objective criteria (which may include reference to revenues, margin, profits or other goals) to determine whether the options or awards vest or otherwise will become exercisable, and/or whether any amounts will become payable.

Other than those disclosed in the executive compensation table, no options or other awards were granted in fiscal 2007 to our executives.

Perquisites and Other Benefits. We structure our other compensation to provide competitive benefit packages to our executives. We often offer perquisites to certain of our executives, primarily automobile allowances. We have used these benefits as a retention tool and as a relatively inexpensive method of rewarding our executives, particularly when it is viewed as a part of our overall compensation program that relies in great part on the discretion of the Board of Directors and the Executive Compensation Committee in assessing individual and corporate performance.

The only other benefits available to our executives are those that are generally available to our employees, including health insurance. We do not offer any of our executives any pension or retirement benefits that are not otherwise enjoyed by our employees in general.

Certain Accounting and Tax Considerations.

We are aware that base salary, cash bonuses, stock-based awards, and other elements of our compensation programs generate charges to earnings under generally accepted accounting principles (including as provided in SFAS 123R). We generally do not adjust compensation components based on accounting factors.

Report of Compensation Committee

The members of the Compensation Committee have reviewed and discussed the Compensation Discussion and Analysis section with management. Based on such review and discussion, the members of the Board of Directors and the Compensation Committee recommended that the Compensation Discussion and Analysis section be included in the Company Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

Compensation Committee:
Michael Levy
Edward Roffman

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation of our Named Executive Officers.

Name and Principal Position	Fiscal Year Ended June 30,	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Clive Kabatznik, President and Chief Executive Officer	2007	$337,500	-	$11,880	-	-	-	-	$349,380

Grant of Plan-Based Awards

Our 2004 Stock Incentive Plan provides for the grant, in the discretion of the Board of Directors, of stock options and restricted stock awards. No options were granted to Mr. Kabatznik during the fiscal year ended June 30, 2007.

The options granted to Mr. Kabatznik during fiscal year ended June 30, 2006 represent:

•

an option granted under our 2004 Stock Incentive Plan to purchase 15,000 shares of our common stock, which was exercisable at an exercise price of $1.33 per share. These options were exercised during the fiscal year ended June 30, 2007.

The options granted to Mr. Kabatznik during fiscal year ended June 30, 2005 represent:

•	an option granted under our 2004 Stock Incentive Plan to purchase 15,000 shares of our common stock, which was exercisable at an exercise price of $1.06 per share; These options were exercised during the fiscal year ended June 30, 2007.

•	an option granted under our 1995 Stock Option Plan to purchase 50,000 shares of our common stock, which is currently exercisable at an exercise price of $2.00 per share;

•	a non-qualified option granted to purchase 450,000 shares of our common stock, which is currently exercisable at an exercise price of $2.00 per share.

Option Exercises and Stock Vested

The following table presents information concerning the exercise of stock options and the vesting of stock for our Named Executive Officers during the fiscal year ended June 30, 2007.

FISCAL 2007 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Clive Kabatznik	35,000	$36.600	7,519*	$11,880

*Represents restricted shares that were granted on April 03, 2006 and vested April 03, 2007.

On June 27, 2007 Mr. Kabatznik was granted $20,000 of restricted shares that are scheduled to vest on March 27, 2008. The closing market price of the shares of common stock of the Company on June 27, 2007 was $1.85. Therefore, on March 27, 2008, Mr. Kabatznik will receive 10,810 restricted shares.

Outstanding Equity Awards at Fiscal Year End

The following table presents information concerning the number and value of unexercised options, nonvested stock (including restricted stock, restricted stock units or other similar instruments) and incentive plan awards for our Named Executive Officers outstanding as of the end of the fiscal year ended June 30, 2007.

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units or Stock That Have Not Vested (#)(g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)

Clive Kabatznik	500,000	-	-	$2.00	12/31/2009	-	-	-	-

Director Compensation

The following table presents information relating to total compensation of our non-employee directors for the fiscal year ended June 30, 2007.

Name	Fees Earned or Paid in Cash	Stock Awards*	Option Awards	All Other Compensation	Total
Michael Levy	$60,000	$11,880	-	-	$71,880
Cornelius J. Roodt	-	$11,880	-	-	$11,880
Edward Roffman	$30,000	$11,880	-	-	$41,880
Douglas A. Brisotti	-	$11,880	-	-	$11,880
John Grippo**	-	$11,880	-	-	$11,880

Each active Board member was granted 7,519 restricted shares on April 3, 2006 which vested April 3, 2007.

**No longer on Board at June 30, 2007.

Mr. Levy receives an annual consulting fee of $60,000 per year, solely in connection with his service as Chairman of our Board of Directors. Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties.

Mr. Roffman receives $2,500.00 per month solely in connection with his service as a member of the Audit Committee of the Board.

On June 27, 2007 Mr. Levy, Mr. Roodt, Mr. Roffman, and Mr. Brisotti were each granted $25,000 of restricted shares which are scheduled to vest on March 27, 2008.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of our compensation committee of our Board of Directors is now or ever has been one of our officers or employees. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or our compensation committee.

Employment Agreements

On January 29, 2005, the Company’s Board of Directors approved an Employment Agreement with Clive Kabatznik (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Kabatznik will serve as the Chief Executive Officer, President and Chief Financial Officer of the Company beginning as of January 1, 2005 and continuing through and until December 31, 2009. As compensation for his services, Mr. Kabatznik will receive an annual base salary of $325,000 increasing by $10,000 in 2006 and increasing to $350,000 per annum from the beginning of 2007 to the end of 2009. During the term of the agreement, the employee shall be entitled to an annual bonus in an amount to be determined by the Company’s Board of Directors and Compensation Committee based on results of operations of the Company for each fiscal year starting in the fiscal year ending June 30, 2006. Such bonus will be dependant on the Company’s net income from operations achieving a rate of return on equity of not less than 20% annually.

On December 1, 2006, Empire Interactive entered into employment agreements with Ian Higgins and Simon Jeffrey. The agreements terminated on January 1, 2008 and Silverstar and Messrs. Higgins and Jeffrey are currently negotiating new employment agreements. The agreements called for basic annual salary of £132,000 for each executive as well as a £12,000 car allowance and a pension contribution equal to 15% of the basic annual salary. Additionally, each executive received 100,000 two-year options to acquire shares of Silverstar stock at $1.79. These options vested on December 31, 2007. Mr. Higgins serves as the Chief Executive Officer of that company and Mr. Jeffrey as Managing Director in charge of product development and acquisition.

On April 21, 2005, Strategy First entered into employment agreements with Don McFatridge, Brian Clarke and Richard Therrien. The employment agreements are on an at-will basis and call for salaries of Canadian $180,000, $160,000 and $75,000, respectively. Each employee is entitled to a bonus of up to 30% of their salary at the discretion of Silverstar. Mr. McFatridge served as Chief Executive Officer of Strategy First and received options to acquire 75,000 shares of Silverstar’s common stock. Mr. McFatridge’s contract was terminated during the fiscal year ended June 30, 2007 and all of his options have expired. Mr. Clarke, who died in June 2006, served as Chief Operating Officer of Strategy First and received options to acquire 75,000 shares of Silverstar’s common stock which terminated upon his death. Mr. Therrien serves as Chief Technology Officer of Strategy First and received options to acquire 25,000 shares of Silverstar’s common stock. These options vest annually over a three-year period.

On October 3, 2005, the Company entered into an employment agreement with Sheldon Reinhart to serve as Vice President of Finance. The employment agreement is on an at-will basis and calls for an annual salary of Canadian $120,000 and entitles the employee to a bonus of up to 30% of his salary at the discretion of the Company. Mr. Reinhardt will also received stock options to acquire 20,000 shares of the Company’s common stock at the completion of fiscal year 2007 which will vest annually over a three-year period.

1995 Stock Option

Our Board of Directors has adopted and our shareholders, prior to our initial public offering, approved our 1995 Stock Option Plan. Our 1995 Stock Option Plan provides for the grant of:

•   options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 to key employees; and

•   options not intended to so qualify to key employees, including our directors and officers, and to directors and consultants who are not employees.

The total number of shares of our common stock for which options may be granted under our 1995 Stock Option Plan is 850,000 shares.

Our 1995 Stock Option Plan is administered by the compensation committee of our Board of Directors. The compensation committee will determine the terms of options exercised, including the exercise price, the number of shares subject to the option and the terms and conditions of exercise. No option granted under our 1995 Stock Option Plan is transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable during the lifetime of the optionee only by such optionee or his legal representatives.

The exercise price of incentive stock under our 1995 Stock Option Plan must be at least equal to 100% of the fair market value of such shares on the date of grant, or 110% of fair market value in the case of an optionee who owns or is deemed to own stock possessing more than 10% of the voting rights of our outstanding capital stock. The term of each option will be established by the compensation committee, in its sole discretion. However, the maximum term for each incentive stock option granted under our 1995 Stock Option Plan is ten years, or five years in the case of an optionee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of our outstanding capital stock. Options will become exercisable at such times and in such installments as the compensation committee will provide in the terms of each individual option. The maximum number of shares for which options may be granted to any individual in any fiscal year is 210,000.

Our 1995 Stock Option Plan also contains an automatic option grant program for our directors. Each of our non-employee directors is automatically granted an option to purchase 10,000 shares of our common stock following each annual meeting of shareholders. In addition, each of our employee directors is automatically granted an option to purchase 5,000 shares of our common stock following each annual meeting of shareholders. Each grant has an exercise price per share equal to the fair market value of the our common stock on the grant date, is immediately exercisable and has a term of five years measured from the grant date, subject to earlier termination if an optionee’s service as a Board member is terminated for cause.

2004 Stock Incentive Plan

Our board of directors has adopted and our shareholders approved our 2004 Stock Incentive Plan (the “2004 Plan”). The 2004 Plan is intended to provide an incentive to employees (including executive officers), and directors of and consultants to the Company and its affiliates, and is intended to be the successor plan to the 1995 Stock Option Plan (which terminates in November 2005). The 2004 Plan authorizes the issuance of a maximum of 1,000,000 shares of our common stock (subject to adjustment as described in the 2004 Plan) pursuant to stock grants or options to purchase common stock to employees (including officers and directors who are employees) and non-employee directors of, and consultants to, us.

The 2004 Plan provides for the grant of (i) “incentive stock options” (“ISOs”) within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) non-qualified stock options (which are stock options that do not qualify as ISOs), and (iii) stock awards.

The 2004 Plan will be administered by our board of directors or a committee of our board of directors consisting of at least two members of our board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. It is also intended that each member of any such committee will be an “outside director” within the meaning of Section 162(m) of the Code.

Options granted under the 2004 Plan will be subject to, among other things, the following terms and conditions:

•	The exercise price of each option will be determined by the administrator; provided, however, that the exercise price of an ISO may not be less than the fair market value of our common stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of our voting power).

•	Options may be granted for terms determined by the administrator; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of our voting power).

•	The maximum number of shares of our common stock for which options may be granted to an employee in any calendar year is 230,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

•	The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract entered into by us with an optionee permits, in installments.

•	Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee or his or her legal representatives.

•	Except as may otherwise be provided in the applicable option contract, if the optionee’s relationship with us as an employee or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option.

•	We may withhold cash and/or shares of our common stock having an aggregate value equal to the amount which we determine is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, we may require the optionee to pay us such amount, in cash, promptly upon demand.

Through September 28, 2005, we have granted options to purchase 255,000 shares of our common stock under our 1995 Stock Option Plan, 165,000 of which have been exercised. Through September 28, 2006, we have granted options to purchase 95,000 shares of our common stock under our 2004 Stock Option Plan, 95,000 of which none has been exercised.

2007 Stock Incentive Plan:

The Company’s board of directors has adopted and the Company’s shareholders approved the Company’s 2007 Stock Incentive Plan (the “2007 Plan”). The 2007 Plan is intended to provide an incentive to employees (including executive officers), and directors of and consultants to the Company and its affiliates, and is intended to be the successor plan to the 2004 Stock Option Plan The 2007 Plan authorizes the issuance of a maximum of 2,000,000 shares of the Company’s common stock (subject to adjustment as described in the 2007 Plan) pursuant to stock grants or options to purchase common stock to employees (including officers and directors who are employees) and non-employee directors of, and consultants to the Company.

The 2007 Plan provides for grant of “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options (“NQSOs”), and stock awards (“Stock Awards”) ;

The 2007 Plan will be administered by our board of directors or a committee of the Company’s board of directors consisting of at least two members of the Company’s board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. It is also intended that each member of any such committee will be an “outside director” within the meaning of Section 162(m) of the Code.

Options granted under the 2007 Plan will be subject to, among other things, the following terms and conditions:

•	The exercise price of each option will be determined by the administrator; provided, however, that the exercise price of an ISO may not be less than the fair market value of our common stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of our voting power).

•	Options may be granted for terms determined by the administrator; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of our voting power).

•	The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract entered into by us with an optionee permits, in installments. The maximum number of shares of the Company’s common stock for which options may be granted to an employee in any calendar year is 210,00. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

•	Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee or his or her legal representatives.

•	Except as may otherwise be provided in the applicable option contract, if the optionee’s relationship with the Company as an employee or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within one year thereafter, but in no event after the expiration of the term of the option.

•	The Company may withhold cash and/or shares of the Company’s common stock having an aggregate value equal to the amount which we determine is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay us such amount, in cash, promptly upon demand.

Through February 20, 2008, we have granted options to purchase 180,000 shares of our common stock under our 2007 Plan, none of which have been exercised.

Non-Plan Stock Options

At various times since 1996, we have granted non-plan stock options to purchase 1,205,000 shares of our common stock at a weighted exercise price of $2.97 per share

Required Vote

Directors are elected by a majority of the votes cast at the Meeting. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will be deemed as present for the purposes of determining the presence of a quorum at the Meeting. Vote withheld will be counted against the election of a director, but abstentions or broker non-votes, if any, will not be counted towards the election of any person as a director. Brokers who hold shares of common stock as nominees will have discretionary authority to vote such shares of common stock as nominees if they have not received voting instructions from the beneficial owner by the tenth day before the meeting, provided that this proxy statement has been transmitted to the beneficial holder at least fifteen (15) days prior to the Meeting. In the event that any of the nominees should become unavailable before the Meeting, it is intended that shares represented by the enclosed proxy will be voted for one or more substitute nominees as may be nominated by the current Board of Directors.

The Board of Directors unanimously recommends that stockholders vote FOR the election of each nominee listed in this proxy statement.

PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Rachlin LLP audited our financial statements for the fiscal year ended June 30, 2007 and has acted for us in such capacity since 2001. The audit committee has appointed that firm to act as our independent registered public accounting firm for the fiscal year ending June 30, 2008. The Board of Directors believes it is appropriate to present to the Annual Meeting a resolution ratifying the appointment of Rachlin LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2008. A representative of Rachlin LLP is not expected to be present at the Annual Meeting and thus is not expected to be available to respond to questions or have the opportunity to make a statement if he desires to do so.

Principal Accountant Fees and Services

Audit Fees

Audit fees billed to us by Rachlin LLP for its audit of the our financial statements and for its review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for fiscal years 2007 and 2006 totaled approximately $154,000 and approximately $70,000, respectively.

Audit Related Fees

Fees billed and expected to be billed by Rachlin LLP for assurance and related services performed by Rachlin LLP and reasonably related to the audit and review services performed by Rachlin LLP and described above under the caption “Audit Fees” for fiscal years 2007 and 2006 were approximately $154,000 and $70,000, respectively.

Tax Fees

Tax fees billed to the Company by Rachlin LLP for its tax returns for the fiscal years 2007 and 2006 were approximately $3,600 and approximately $6,000, respectively.

All Other Fees

No other fees were billed to the Company by Rachlin LLP for all other non-audit or tax services rendered to the Company for the fiscal years 2007 and 2006, respectively.

Audit Committee Pre-Approval Policies

The Audit Committee has adopted a procedure under which all fees charged by Rachlin LLP must be pre-approved by the Audit Committee, subject to certain permitted statutory de minimus exceptions.

Required Vote

The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the appointment of Rachlin LLP as the registered public accounting firm of the Company for the fiscal year ending June 30, 2008. Abstentions or broker non-votes, if any, will not be counted as votes “cast” with respect to this matter. Brokers who hold shares of common stock as nominees will have discretionary authority to vote such shares of common stock as nominees if they have not received voting instructions from the beneficial owner by the tenth day before the meeting, provided that this proxy statement has been transmitted to the beneficial holder at least fifteen (15) days prior to the Annual Meeting.

The Board of Directors unanimously recommends that stockholders vote FOR this Proposal.

MISCELLANEOUS

Proposals for 2008 Annual Meeting

Under Rule 14a-8(e) of the Securities Exchange Act of 1934, a stockholder proposal intended for inclusion in next year’s proxy statement must be received by the Company at its principal executive offices no later than October 31, 2008, which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

Rule 14a-4(c)(1) establishes a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement. Rule 14a-4(c)(1) relates to the discretionary voting authority retained by the Company with respect to proxies. With respect to any stockholder proposal for next year’s Annual Meeting submitted after January 14, 2009 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), the Company retains discretion to vote proxies it receives as the Board of Directors sees fit. With respect to proposals submitted before January 14. 2009, the Company retains discretion to vote proxies it receives as the Board of Directors sees fit, only if (i) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a proxy statement with respect to the proposal in compliance with Rule 14a-4(c)(2).

Solicitation of Proxies

We are bearing the cost of preparing, assembling, printing and mailing the Notice of Annual Meeting, this Proxy Statement and proxies. We will also reimburse brokers who are holders of record of our common stock for their reasonable out-of-pocket expenses in forwarding proxies and proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, proxies may be solicited without extra compensation by our directors, officers and employees by telephone, telecopy, telegraph, email or personal interview.

Other Matters

Management does not intend to bring before the Annual Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Annual Meeting.

Proxies

All stockholders are urged to fill in their choices with respect to the matters to be voted upon, sign and promptly return the enclosed form of proxy.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you about us by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement. We incorporate by reference in this Proxy Statement our Annual Report on Form 10-K for the fiscal year ended June 30, 2007, including financial statements and reports thereon of Rachlin LLP, filed on September 28, 2007.

By Order of the Board of Directors,

Dawna Ferguson

Secretary

February 29, 2008

Appendix A

Silverstar Holdings, Ltd.

Amended and Restated Audit Committee Charter

ARTICLE I

PURPOSES

The purposes of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Silverstar Holdings, Ltd. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and to assist the Board in fulfilling the Board’s oversight responsibilities with respect to:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent auditors’ qualifications and independence; and

•	the performance of the independent auditors.

The Committee shall also have the responsibility for the Committee’s report, made pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be included in the Company’s annual proxy statement.

ARTICLE II

COMPOSITION OF THE COMMITTEE

Section 1. Number. The Committee shall consist of no fewer than three members of the Board, as determined by the Board.

Section 2. Qualifications. Each Committee member shall have all of the following qualifications:

A. Each Committee member shall meet the independence criteria of the Nasdaq Marketplace rules for audit committees and Rule 10A-3 of the Exchange Act, as amended, modified or supplemented from time to time.

B. Each Committee member shall, at the time of his or her appointment, satisfy all other requirements imposed by the securities exchange on which the Company’s common stock is principally traded.

Section 3. Appointment and Removal. The Board shall appoint Committee members and appoint a Committee Chairman from among those members. Each Committee member shall serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a member of the Board.

ARTICLE III

DUTIES OF THE COMMITTEE

The Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s interim financial statements. The independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company’s stockholders. As used in this Charter, the term “independent auditor” means any independent auditor, including one constituting a “registered public accounting firm” (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company.

ARTICLE IV

RESPONSIBILITIES OF THE COMMITTEE

Section 1. Retain the Independent Auditors. The Committee shall directly (1) appoint, retain, terminate and determine the compensation of and oversee the work of the independent auditors, (2) oversee the resolution of disagreements between the Company’s management and the independent auditors, (3) preapprove all audit services provided by the independent auditors, and (4) preapprove any non-audit services with the independent auditors, subject to the de minimus exception contained in Section 10A of the Exchange Act. The Committee may delegate the authority to grant preapprovals and approvals required by Section 10A of the Exchange Act for services provided by independent auditors to one or more independent members of the Committee, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

Section 2. Review and Discuss the Auditors’ Quality Control. The Committee shall, at least annually, receive from the Company’s independent auditors (1) a summary of the results of the most recent internal quality control review, or peer review, of the firm, (2) a summary of significant inquiries or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (3) a summary of any steps taken to deal with any such issues.

Section 3. Review and Discuss the Independence of the Auditors. In connection with the retention of the Company’s independent auditors, the Committee shall, at least annually, review and discuss the information provided by management and the independent auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors, rotation of lead and concurring audit partners and restrictions on hiring of employees or partners of the independent auditors. The Committee shall be responsible for (1) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, (2) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or service that may impact the objectivity and independence of the auditors, and (3) taking appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence.

Section 4. Review and Discuss the Audit Plan. The Committee shall review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

Section 5. Review and Discuss Conduct of the Audit. The Committee shall review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management’s response, including (1) any restriction on audit scope or on access to requested information, (2) any significant disagreements with management, and (3) significant issues discussed with the independent auditors’ national office. The Committee shall seek to resolve all disagreements between management and the independent auditors regarding financial reporting.

Section 6. Review and Discuss Financial Statements and Disclosures. The Committee shall review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the Securities and Exchange Commission (“SEC”).

Section 7. Review and Discuss the Systems of Internal Accounting Controls. The Committee shall review and discuss with the independent auditors the adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices which shall include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the SEC.

Section 8. Review and Discuss the Audit Results. The Committee shall review and discuss with the independent auditors (1) the report of their annual audit, or proposed report of their annual audit, (2) the accompanying management letter, if any, (3) the reports of their reviews of the Company’s interim financial statements conducted in accordance with Statement on Auditing Standards No. 100, and (4) the reports of the results of such other examinations outside of the course of the independent auditors’ normal audit procedures that the independent auditors may from time to time undertake. The foregoing shall include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and, as appropriate, (1) a review of major issues regarding (a) accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and (b) the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (2) a review of analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) on the financial statements, and (3) a review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

Section 9. Discuss Risk Management Policies. The Committee shall discuss policies with respect to risk assessment and risk management to assess and manage the Company’s exposure to risk, including the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures.

Section 10.  Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies. The Committee shall establish procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Committee shall discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company’s financial statements or accounting policies.

Section 11. Review and Discuss Other Matters. The Committee shall review and discuss with management or the independent auditors such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

Section 12. Make Board Reports. The Committee shall report its activities to the Board in such manner and at such times, but at least quarterly, as the Committee or the Board deems appropriate. Such report shall include the Committee’s conclusions with respect to its evaluation of the independent auditors.

Section 13. Other Duties. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

ARTICLE V

MEETINGS OF THE COMMITTEE

The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Committee Chairman shall, in consultation with the other members of the Committee, the Company’s independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing an agenda therefor and supervising the conduct thereof. Any Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chairman or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members shall constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee, unless a greater number is required by law, the Company’s certificate of incorporation or bylaws, or this Charter.

The Committee may request any officer or employee of the Company or the Company’s outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any member, consultant or retained expert of the Committee. The Committee shall meet with the Company’s management and the independent auditors periodically in separate private sessions to discuss any matter that the Committee believes should be discussed privately.

ARTICLE VI

RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate, in the Committee’s discretion, to discharge its responsibilities and carry out its duties as required by law, including access to all books, records, facilities and personnel of the Company and the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants. In addition, by adoption of this Charter, the Board authorizes funding for the Committee appropriate, in the Committee’s discretion, for the discharge of the Committee’s functions and responsibilities.

ARTICLE VII

AUDIT COMMITTEE REPORT

The Committee, with the assistance of management and advice from the independent auditors and outside legal counsel, shall prepare the audit committee report to be included in the Company’s proxy statement relating to the Company’s annual meeting of stockholders.

ARTICLE VIII

REVIEW OF CHARTER

The Committee shall periodically conduct a review and reassessment of the adequacy of this Charter, and recommend any changes to the Board. The Committee shall conduct this charter review and reassessment in such manner as the Committee, in its business judgment, deems appropriate.

Appendix B

SILVERSTAR HOLDINGS, LTD.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

The function of the Nominating/Corporate Governance Committee (the “Committee”) is to identify individuals qualified to become board members and to select, or to recommend that the Board of Directors select, the director nominees for the next annual meeting of stockholders, to oversee the selection and composition of committees of the Board of Directors, to oversee management continuity planning processes and to develop and implement the Company’s Corporate Governance Guidelines.

Composition

The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” in accordance with the rules of the NASDAQ Stock Market and the SEC.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairperson

Unless a Chairperson is elected by the full Board of Directors, the members of the Committee shall designate a Chairperson by majority vote of the full Committee membership. The Chairperson will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Board or any member of the Committee may call meetings of the Committee. The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

•

Establish criteria for the selection of new directors to serve on the Board of Directors, taking into account at a minimum all applicable laws, rules, regulations and listing standards, a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the Board of Directors.

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•

Identify individuals believed to be qualified as candidates to serve on the Board of Directors and select, or recommend that a majority of independent members of the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting.

•	Monitor the orientation and continuing education program for directors.

•

Review the Board of Director’s committee structure and recommend to the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

•	Recommend members of the Board of Directors to serve as the Chair of the committees of the Board of Directors.

•

Oversee and approve the management continuity planning process. Annually review and evaluate the succession plans relating to the CEO and other executive officer positions and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

•

Develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board of Directors and its committees. Based on the results of the annual evaluation, as well as on any other matters the Committee shall deem relevant, the committee shall make such recommendations to the Board of Directors regarding board processes and other items deemed appropriate to improve or ensure the effective functioning of the Board of Directors as the Committee shall from time to time deem advisable or appropriate.

•

Develop and recommend to the Board of Directors for its approval a set of Corporate Governance Guidelines. The Committee shall review the Guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board of Directors deem appropriate.

Advisors

The Committee shall have the authority to retain a search firm to assist in identifying director candidates, and retain outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

Reports and Performance Review

The Committee shall report its actions and any recommendations to the Board of Directors after each Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

Disclosure of Charter

            This Charter will be made available in accordance with applicable rules and regulations.

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PROXY	PROXY CARD	PROXY

SILVERSTAR HOLDINGS, LTD.

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is solicited on behalf of the Board of Directors

The undersigned holder of common stock of Silverstar Holdings, Ltd. (the “Company”) hereby revokes all previous proxies, acknowledges receipt of the Notice of the Stockholders’ Meeting to be held on March 27, 2008, and hereby appoints Clive Kabatznik and Lawrence R. Litowitz, and each of them, as proxies of the undersigned, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote as designated on the reverse side of this proxy, and otherwise represent all of the shares of the undersigned at said meeting and at any adjournments or postponements thereof with the same effect as if the undersigned were present and voting the shares.

[CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

The Board of Directors recommends a vote FOR all listed nominees and FOR Proposal 2

PLEASE MARK YOUR CHOICES LIKE THIS IN BLUE OR BLACK INK	☒
(1)	Election of directors
☐	FOR ALL NOMINEES	NOMINEES:	☐	Michael Levy
☐	Clive Kabatznik
☐	WITHHOLD AUTHORITY	☐	Cornelius J. Roodt
FOR ALL NOMINEES	☐	Edward Roffman
☐	Edward Bernstein
☐	FOR ALL EXCEPT

(see instructions below)

*INSTRUCTION:	To withhold authority for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

(2)       Ratification of the appointment of Rachlin LLC, as independent registered public accounting firm for the Company for the fiscal year ending June 30, 2008.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND FOR PROPOSAL 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS APPOINTED AS PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IN CASE ANY NOMINEE SHOULD BECOME UNAVAILABLE FOR ELECTION TO THE BOARD OF DIRECTORS FOR ANY REASON, THE PERSONS APPOINTED AS PROXIES SHALL HAVE DISCRETIONARY AUTHORITY TO VOTE THIS PROXY FOR ONE OR MORE ALTERNATIVE NOMINEES WHO WILL BE DESIGNATED BY THE THEN EXISTING BOARD OF DIRECTORS.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK YOUR

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CHOICE ON ALL PROPOSALS, AND SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

_____________________________

_____________________________

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to registered name(s) on the account may not be submitted via

this method.	☐

__________________ Date: ______________ _____________________ Date: ______________

Signature	Signature

Note: Please sign exactly as your name or names appear on this Proxy. Where shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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